UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 5, 2015

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18111 Von Karman, Suite 700

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 5, 2015, Sheldon Razin, founder and Chairman of the Board of Directors of Quality Systems, Inc. (the “Board” and the “Company”) informed the Board that he was retiring as Chairman of the Board of Directors, effective immediately. On the same date, following Mr. Razin’s decision, the Board elected Jeffrey H. Margolis and Craig Barbarosh to serve as the Board’s Chairman and Vice-Chairman, respectively, and conferred on Mr. Razin the title of Chairman Emeritus. Mr. Razin remains a director of Quality Systems, Inc.

On November 6, 2015, the Registrant filed a press release announcing the foregoing. The press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated November 6, 2015.

Exhibit No.	Exhibit Description

99.1	Press Release dated November 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY SYSTEMS, INC.

Date: November 6, 2015	By:	/s/ Jocelyn A. Leavitt
Jocelyn A. Leavitt
Executive Vice President, General Counsel and Secretary